UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 13, 2006

OSI SYSTEMS, INC.

(EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)

CALIFORNIA	000-23125	330238801
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

12525 CHADRON AVENUE

HAWTHORNE, CA 90250

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(310) 978-0516

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 4, 2006, we filed a Form 8-K disclosing the acquisition by our majority-owned subsidiary, Spacelabs Healthcare, Inc., of the Del Mar Reynolds cardiac division of Ferraris Group PLC, a company registered in England and Wales.

At the time of such filing, the financial significance of the acquisition was under review. Upon completion of the review, we have determined that the financial significance of the acquisition falls below applicable thresholds and thus that we are not required to file the financial statements of the acquired operations.

Item 9.01.	Financial Statements and Exhibits.

(a	)	Financial Statements of Businesses Acquired. The information disclosed above in Item 8.01 is also being provided pursuant to Item 9.01(a).

(b	)	Pro Forma Financial Information. The information disclosed above in Item 8.01 is also being provided pursuant to Item 9.01(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSI SYSTEMS, INC.

Date: October 13, 2006	By:	/s/ Alan Edrick
Alan Edrick
Chief Financial Officer